EXHIBIT 99.4

First Quarter 2010
First Quarter 2010
Earnings Conference Call
Earnings Conference Call
April 29, 2010
April 29, 2010

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First Quarter 2010 Earnings - Highlights
• Core Results - $1.1 Billion vs. $407 Million in 1Q09
 – Core EPS $1.32 (diluted) vs. $0.50 in 1Q09.
• Net Income - $1.1 Billion vs. $368 Million in 1Q09
 – EPS $1.31 (diluted) vs. $0.45 in 1Q09.
 – For comparability purposes, all prior period volumes, and volume based statistics, such as operating costs per
 barrel, are being stated on a pretax basis as we
 previously discussed.

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*All Others include: Lower FX gains and higher operating costs.
1Q 09
Sales Price
Sales
Volume
Exploration
Expense
All
Others*
1Q 10
$553
$1,819
$1,385
$85
$2
$132
($ in millions)
$74
Higher
DD&A Rate
First Quarter 2010 Earnings - Oil & Gas
Segment Variance Analysis - 1Q10 vs. 1Q09
• Core Results for 1Q10 of $1.819 B vs. $553 mm in 1Q09
 – Results reflect significantly higher commodity prices and higher volumes, partially offset by fully expensing CO2 costs in 2010, and higher DD&A rates.

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*All Others include: Lower operating and administrative costs, partially offset by higher CO2 costs.
4Q 09
Sales Price
Sales
Volume
Exploration
Expense
All
Others*
1Q 10
$1,813
$1,819
$174
$179
$43
$37
($ in millions)
$69
Higher
DD&A Rate
First Quarter 2010 Earnings - Oil & Gas
Segment Variance Analysis - 1Q10 vs. 4Q09
• Core Results for 1Q10 of $1.819 B vs. $1.813 B in 4Q09
 – Similar sequential results reflect higher oil and natural gas prices, partially offset by increased DD&A rates, the effect of fully expensing CO2, and lower total volumes.

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 1Q10 4Q09
 1Q10 4Q09
Reported Segment Earnings ($ mm) $1,819 $1,643
Reported Segment Earnings ($ mm) $1,819 $1,643
WTI Oil Price ($/bbl) $78.71 $76.19
WTI Oil Price ($/bbl) $78.71 $76.19
NYMEX Gas Price ($/mcf) $5.39 $4.29
NYMEX Gas Price ($/mcf) $5.39 $4.29
Oxy’s Realized Prices
Oxy’s Realized Prices
 Worldwide Oil ($/bbl) $71.88 $69.39
 Worldwide Oil ($/bbl) $71.88 $69.39
 US Natural Gas ($/mcf)  $5.62 $4.37

 US Natural Gas ($/mcf)  $5.62 $4.37

First Quarter 2010 Earnings -
Oil & Gas Segment

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First Quarter 2010 Earnings - Oil & Gas
Segment Variance Analysis - 1Q10 vs. 4Q09
First Quarter 2010 Earnings - Oil & Gas
Segment Variance Analysis - 1Q10 vs. 4Q09

        1Q10  4Q09
• Oil and Gas Production Volumes (mboe/d)  743  717
 – sequential increase of over 3.5%.
• Sequential production volume increase includes:
 – In Bahrain, daily volume increases of 2,000 bbl of oil and 126 mmcf of gas;
 – Domestic operations + 5 mboe/d largely in the Kern County discovery area;
 – Partially offsetting these increases were 5 mboe/d of lower volumes resulting from the Dolphin gas plant maintenance, which shut-in
 50% of the production for approximately two weeks.

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First Quarter 2010 Earnings - Oil & Gas
Segment Variance Analysis - 1Q10 vs. 4Q09
First Quarter 2010 Earnings - Oil & Gas
Segment Variance Analysis - 1Q10 vs. 4Q09
        1Q10  4Q09
• Oil and Gas Sales Volumes (mboe/d)    726  722
• Sales volumes were lower than the production volumes due to the timing of liftings of 13 mboe/d in the Middle East/North Africa and Latin America, of which 11 mboe/d were in Libya.
• Exploration expense was $56 million in 1Q10.
• Oil and gas cash production costs, excluding production and property taxes, were $10.05 a boe for 1Q10, compared to last year's twelve-month costs of $9.37 a boe. The increase reflects $0.32 a boe higher CO2 costs, due to our decision to expense 100% of CO2 injected beginning in 2010, and higher field support operations and maintenance costs.
• Taxes - other than on income were $1.82 per boe for 1Q10 compared to
 $1.60 per boe for all of 2009. These costs, which are sensitive to product prices, reflect the effect of higher crude oil and gas prices in 2010.

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First Quarter 2010 Earnings - Oil & Gas
Segment Variance Analysis - 1Q10 vs. 4Q09
First Quarter 2010 Earnings - Oil & Gas
Segment Variance Analysis - 1Q10 vs. 4Q09
• As a result of the factors discussed above, 1Q10, compared to 4Q09 benefitted by:
 – $174 million from higher prices;
 – $43 million lower exploration expense and,
 – $62 million of lower cash operating costs and G&A expense.
• These gains were offset by:
 – the effect of lower liftings of $102 million;
 – the effect of two fewer sales days of $77 million;
 – higher DD&A rates of $69 million and,
 – higher CO2 costs of $25 million.

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4Q 09
Sales
Volume/Mix
Operations/
Manufacturing*
Sales Price
All Others
1Q 10
$33
$30
$64
$53
$113
$7
($ in millions)
*Higher energy and feedstock costs.
First Quarter 2010 Earnings - Chemical
Segment Variance Analysis - 1Q10 vs. 4Q09
First Quarter 2010 Earnings - Chemical
Segment Variance Analysis - 1Q10 vs. 4Q09
• Core Results for 1Q10 of $30 mm vs. $33 mm in 4Q09
• Core Results for 1Q10 of $30 mm vs. $33 mm in 4Q09
 – Reflects the continued weakness in domestic markets, particularly in the housing and construction sectors, and the significant margin erosion that was experienced through 2009 that carried into 1Q10.
 – Reflects the continued weakness in domestic markets, particularly in the housing and construction sectors, and the significant margin erosion that was experienced through 2009 that carried into 1Q10.

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($ in millions)
($ in millions)
4Q 09
Marketing
and
Trading
Dolphin
Pipeline
All Others
1Q 10
$81
$94
$21
$13
$5
First Quarter 2010 Earnings - Midstream
Segment Variance Analysis - 1Q10 vs. 4Q09
• Core Results for 1Q10 of $94 mm vs. $81 mm in 4Q09
 – Increase in earnings was due to improved margins in the marketing and trading business, partially offset by lower pipeline income from Dolphin from the two-week partial shutdown of the gas plant for maintenance.
 – Phibro’s earnings for 1Q10 were not significant.

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First Quarter 2010 Earnings -
Capital Spending
First Quarter 2010 Earnings -
Capital Spending
• Capital spending for the first quarter of 2010 was about $850 million.
• Capital spending for the first quarter of 2010 was about $850 million.
 – Capital expenditures by segment were 80 percent in Oil and Gas, 15 percent in Midstream with the remainder in Chemicals.
 – Capital expenditures by segment were 80 percent in Oil and Gas, 15 percent in Midstream with the remainder in Chemicals.
 – The spending run rate will increase through the year as we ramp up in California, Bahrain and Iraq.
 – The spending run rate will increase through the year as we ramp up in California, Bahrain and Iraq.
 – Our total year forecast for capital spending has been increased by
 $200 million to $4.5 billion.
 – Our total year forecast for capital spending has been increased by
 $200 million to $4.5 billion.

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$3,400
$225
$270
$300
$1,900
Available
Cash
Capex
Debt
Reduction
Dividends
Acquisitions
& Foreign
Bonuses
Ending Cash
Balance
3/31/10
Cash
Flow From
Operations
$2,200
($ in millions)
Beginning
Cash
$1,200
12/31/09
$850
Other
$145
 – Free Cash Flow for 1Q10 after capex and dividends but before acquisitions and debt reduction was about $1.1 billion.
 – Free Cash Flow for 1Q10 after capex and dividends but before acquisitions and debt reduction was about $1.1 billion.
First Quarter 2010 Earnings -
2010 YTD Cash Flow

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First Quarter 2010 Earnings -
Shares Outstanding and Debt
 Shares Outstanding (mm) 1Q10  3/31/10
 Weighted Average Basic  812.1
 Weighted Average Diluted  813.5

 Basic Shares Outstanding    812.2
 Diluted Shares Outstanding    813.6
      3/31/10 12/31/09

 Debt/Capital   8%  9%

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First Quarter 2010 Earnings -
Oil and Gas Production - 2Q10 Outlook
• We expect oil and gas sales volumes to be in the range of
 750 to 760 mboe/d at about current oil prices, with
 production slightly above these levels.
• Production volume increases in 2Q10 are expected from the
 following sources:
 – Domestically, the Kern County discovery area is expected to show modest improvement during 2Q10.
 • The production continues to be constrained by a lack of additional processing capacity.
 • More significant increases are expected late in 2Q10, when we add the skid mounted gas processing facilities.
 • We are continuing with drilling and have completed a number of wells.
 • We have sufficient completed wells to fill the entire capacity of the skid mounted processing facilities.
 • Our oil production is also constrained by the lack of gas processing capacity, since these wells also produce natural gas.
 – The Midcontinent Gas region where we are currently drilling shallow oil wells is also expected to show production growth.

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First Quarter 2010 Earnings -
Oil and Gas Production - 2Q10 Outlook
• In the Middle East, increases are expected in the Oman
 Mukhaizna field and in Dolphin where the plant maintenance
 down-time in 1Q10 is not expected to repeat.
• In Latin America, assuming no labor related stoppages,
 increases are expected in Argentina, where the current run
 rate is about 2 mboe/d higher than 1Q10, which was
 negatively affected by a short strike.
 – The Argentine provincial legislature passed enabling legislation in the first quarter that will allow a 10-year extension for hydrocarbon concessions.
 – We are now negotiating the specific contract terms of a 10-year extension of our concession.

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First Quarter 2010 Earnings - 2Q10 Outlook
• Commodity Price Sensitivity - Earnings
 – At current market prices, a $1.00 per barrel change in oil prices impacts oil and gas quarterly earnings before income taxes by about $36 mm;
 – A swing of $0.50 per mm BTU in domestic gas prices has a $31 mm impact on quarterly pretax income; the current NYMEX gas price is around $4 p/mcf.
• We expect 2Q10 exploration expense to be about $80 mm for
 seismic and drilling for our exploration programs.

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First Quarter 2010 Earnings - 2Q10 Outlook
First Quarter 2010 Earnings - 2Q10 Outlook
• For the Chemical segment:
 – Demand for caustic soda and vinyls is expected to continue to improve in both the US and the international markets.
 – Improving caustic soda pricing and low natural gas prices will contribute to margin improvement.
 – The Chemical segment is expected to provide about $80 mm of earnings in 2Q10.
• We expect our combined worldwide tax rate in 2Q10 to be
 about 42 percent depending on the split between domestic
 and foreign sourced income.

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